UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 28, 2013

Annual Repor t

Western Asset

Managed

Municipals

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Managed Municipals Fund

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and preservation of capital*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Managed Municipals Fund. There was no change in the Fund’s investment objectives or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed Municipals Fund for the twelve-month reporting period ended February 28, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2013

Western Asset Managed Municipals Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended February 28, 2013, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department reported that fourth quarter GDP growth was a weak 0.4%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. While unemployment fell to 7.7% in February 2013, the lowest rate since December 2008, it was still high by historical standards. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.8% on a seasonally adjusted basis in February 2013 versus the previous month and they were 10.2% higher than in February 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in February 2013, up 11.6% from February 2012. This marked the twelfth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in February 2013 to a 4.7 month supply at the current sales pace, it was 19.2% lower than in February 2012.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next three months, with the PMI increasing to 54.2 in February 2013, its best reading since June 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency

IV	Western Asset Managed Municipals Fund

Investment commentary (cont’d)

mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, after the reporting period ended, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

March 28, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Managed Municipals Fund 2013 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions. The Fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities, at the time of purchase, from one to more than thirty years. The Fund focuses on investment grade bonds (that is securities rated in the Baa/BBB categories or above or, if unrated, securities we determine to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended February 28, 2013. Risk appetite waned during portions of the first three months of the period given concerns that the economy may be experiencing a soft patch and contagion fears from the European sovereign debt crisis. However, the spread sectors then generally rallied over much of the next seven months. Supporting the spread sectors were continued economic growth in the U.S. and overall robust investor demand as they looked to generate incremental yield in the low interest rate environment. Spread sector returns fluctuated over the last two months of the period due to rising Treasury yields, renewed concerns regarding the situation in Europe and moderating economic growth.

Despite moving higher late in the reporting period, both short- and long-term Treasury yields declined during the reporting period. Two-year Treasury yields fell from 0.30% to 0.25% during the twelve months ended February 28, 2013. They were as high as 0.41% on March 20, 2012 and as low as 0.22% in July and August 2012. Ten-year Treasury yields were 1.98% at the

2	Western Asset Managed Municipals Fund 2013 Annual Report

Fund overview (cont’d)

beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe, additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy and increased inflation expectations. When the reporting period ended on February 28, 2013, ten-year Treasury yields were 1.89%.

Aside from some temporary setbacks, the municipal bond market generated solid results during the reporting period. Demand was generally robust and the municipal market posted positive returns during nine of the twelve months covered by this report. Supporting the municipal market were increasing tax revenues, relatively low new issuance and extremely low defaults. In addition, while certain challenges remain, a number of states took actions to reduce spending and get their financial houses in order. All told, the Barclays Municipal Bond Indexiii returned 5.01% for the twelve months ended February 28, 2013. Over the same period, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Indexiv, returned 3.13%.

Q. How did we respond to these changing market conditions?

A. There were no significant changes to the Fund during the reporting period, as we were comfortable with its sector, duration and yield curvev positioning. That being said, we did pare the Fund’s exposure to holdings in Puerto Rico, as it continued to experience economic and political issues (interest from bonds issued in certain territories, such as Puerto Rico, are tax-exempt in all states).

The Fund employed the use of short U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from the Fund’s performance during the period.

Performance review

For the twelve months ended February 28, 2013, Class A shares of Western Asset Managed Municipals Fund, excluding sales charges, returned 7.14%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 5.01% for the same period. The Lipper General & Insured Municipal Debt Funds Category Average1 returned 6.30% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 253 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Managed Municipals Fund 2013 Annual Report	3

Performance Snapshot as of February 28, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Managed Municipals Fund:
Class 1[1]	3.12%	7.28%
Class A	3.00%	7.14%
Class B2	2.72%	6.52%
Class C	2.71%	6.54%
Class I	3.06%	7.28%
Barclays Municipal Bond Index	2.01%	5.01%
Lipper General & Insured Municipal Debt Funds Category Average[3]	2.50%	6.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2013 for Class 1, Class A, Class B, Class C and Class I shares were 3.35%, 3.37%, 3.08%, 2.93% and 3.57%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.56%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 1, 2012, as supplemented November 28, 2012, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.62%, 0.65%, 1.26%, 1.21% and 0.51%, respectively.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.60% for Class I shares. In addition, the total annual operating expenses of Class 1 shares were not expected to exceed those of Class A shares less the 12b-1 differential of 0.15% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses of Class 1 shares are not expected to exceed the total annual operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 262 funds for the six-month period and among the 253 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Western Asset Managed Municipals Fund 2013 Annual Report

Fund overview (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its overall yield curve and duration positioning. From a yield curve perspective, the Fund maintained an overweight to the 22+ year portion of the municipal yield curve. This positively impacted performance as longer-term securities outperformed shorter-term securities. The Fund’s duration was longer than that of the benchmark, which was beneficial as rates moved lower during the period.

Sector positioning, overall, enhanced the Fund’s results during the reporting period. In particular, overweights to the strong performing Industrial Revenue and Health Care sectors were positive for performance.

Also benefiting the Fund’s performance was its overweight exposure to lower-rated investment grade municipal bonds. More specifically, an overweight to A-rated securities was beneficial as they outperformed their higher-rated counterparts during the period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was the Fund’s overweight to short U.S. Treasury futures position as Treasury yields declined during the period given several flights to quality.

The Fund’s overweight to securities with maturities of two years and less was a modest negative for results given their underperformance versus intermediate–and longer-term municipal securities. Finally, the Fund’s overweight to holdings in Puerto Rico detracted from results as Commonwealth bonds underperformed the benchmark during the reporting period.

Thank you for your investment in Western Asset Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 19, 2013

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Western Asset Managed Municipals Fund 2013 Annual Report	5

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Managed Municipals Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2013 and February 29, 2012 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Managed Municipals Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2012 and held for the six months ended February 28, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	3.12%	$1,000.00	$1,031.20	0.55%	$2.77	Class 1	5.00%	$1,000.00	$1,022.07	0.55%	$2.76
Class A	3.00	1,000.00	1,030.00	0.65	3.27	Class A	5.00	1,000.00	1,021.57	0.65	3.26
Class B	2.72	1,000.00	1,027.20	1.20	6.03	Class B	5.00	1,000.00	1,018.84	1.20	6.01
Class C	2.71	1,000.00	1,027.10	1.22	6.13	Class C	5.00	1,000.00	1,018.74	1.22	6.11
Class I	3.06	1,000.00	1,030.60	0.53	2.67	Class I	5.00	1,000.00	1,022.17	0.53	2.66

[1]	For the six months ended February 28, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Managed Municipals Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 2/28/13	7.28%	7.14%	6.52%	6.54%	7.28%
Five Years Ended 2/28/13	7.76	7.61	7.08	7.01	7.78
Ten Years Ended 2/28/13	5.88	5.80	5.39	5.22	5.98

With sales charges[2]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 2/28/13	7.28%	2.56%	2.02%	5.54%	7.28%
Five Years Ended 2/28/13[3]	7.76	6.68	6.92	7.01	7.78
Ten Years Ended 2/28/13[3]	5.36	5.34	5.39	5.22	5.98

Cumulative total returns
Without sales charges[1]
Class 1 (2/28/03 through 2/28/13)	77.04%
Class A (2/28/03 through 2/28/13)	75.69
Class B (2/28/03 through 2/28/13)	69.02
Class C (2/28/03 through 2/28/13)	66.26
Class I (2/28/03 through 2/28/13)	78.69

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 4.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

Western Asset Managed Municipals Fund 2013 Annual Report	9

Fund performance (unaudited)

Historical performance

Value of $10,000 invested in

Class 1, A, B and C Shares of Western Asset Managed Municipals Fund vs. Barclays Municipal Bond Index and Lipper General Municipal Debt Funds Category Average† — February 2003 - February 2013

Value of $1,000,000 invested in

Class I Shares of Western Asset Managed Municipals Fund vs. Barclays Municipal Bond Index and Lipper General Municipal Debt Funds Category Average† — February 2003 - February 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class 1, A, B and C shares and $1,000,000 invested in Class I shares of Western Asset Managed Municipals Fund on February 28, 2003, assuming the deduction of the maximum initial sales charge of 4.75% and 4.25% at the time of investment for Class 1 and Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Municipal Bond Index and Lipper General Municipal Debt Funds Category Average. The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds.

10	Western Asset Managed Municipals Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
WA Managed Muni	— Western Asset Managed Municipals Fund

Western Asset Managed Municipals Fund 2013 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
WA Managed Muni	— Western Asset Managed Municipals Fund

12	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.2%
Alabama — 0.6%
Birmingham, AL, Commercial Development Authority Revenue:
Civic Center Improvements Project	5.000%	4/1/24	$1,770,000	$2,065,537
Civic Center Improvements Project	5.000%	4/1/25	1,970,000	2,290,105
Civic Center Improvements Project	5.000%	4/1/26	1,700,000	1,967,376
Civic Center Improvements Project	5.000%	4/1/27	1,500,000	1,728,150
Civic Center Improvements Project	5.000%	4/1/28	1,700,000	1,951,073
Civic Center Improvements Project	5.250%	4/1/29	1,750,000	2,031,628
Birmingham, AL, Special Care Facilities Financing Authority, Health Care Facility Revenue, Children’s Hospital, AGC	6.000%	6/1/39	4,000,000	4,606,680
Birmingham, AL, Waterworks Board, Water Revenue:
AGC	5.125%	1/1/34	5,000,000	5,549,400
AGC	5.250%	1/1/39	10,000,000	11,030,400
Total Alabama				33,220,349
Alaska — 0.2%
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/21	10,000,000	12,170,100
Arizona — 1.0%
Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/18	3,520,000	3,920,048
Maricopa County, AZ, IDA, Hospital Facilities Revenue, Samaritan Health Services, NATL	7.000%	12/1/16	500,000	571,890	(a)
Salt Verde, AZ, Financial Corp. Gas Revenue	5.500%	12/1/29	13,275,000	16,105,761
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	15,000,000	17,256,000
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	12,000,000	14,219,160
Tucson, AZ, IDA, Lease Revenue, University of Arizona, Marshall Foundation, AMBAC	5.000%	7/15/22	1,000,000	1,001,420
University of Arizona, COP, AMBAC	5.000%	6/1/28	5,435,000	5,496,470	(b)
Total Arizona				58,570,749
California — 22.2%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.250%	8/1/39	10,000,000	11,842,500
Anaheim, CA, Public Financing Authority Revenue, Electric Systems Distribution	5.250%	10/1/39	6,000,000	6,604,200
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.350%	4/1/27	40,000,000	40,095,200	(c)
San Francisco Bay Area	5.000%	4/1/34	15,000,000	17,200,350
San Francisco Bay Area	5.000%	4/1/39	10,000,000	11,239,600

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	13

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Francisco Bay Area	5.125%	4/1/39	$70,525,000	$80,509,224
Brea, CA, RDA, Refunding, Tax Allocation, Redevelopment Project AB, AMBAC	5.000%	8/1/23	4,180,000	4,182,341
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/34	6,595,000	7,346,236
Cedars-Sinai Medical Center	5.000%	8/15/39	59,145,000	65,299,037
Stanford Hospital & Clinics	5.000%	11/15/36	34,000,000	38,118,760
Stanford Hospital & Clinics	5.150%	11/15/40	24,650,000	27,743,082
California Housing Finance Agency Revenue:
Home Mortgage	4.700%	8/1/24	7,000,000	6,908,510	(d)
Home Mortgage	5.500%	8/1/38	7,080,000	7,253,602
California Infrastructure & Economic Development Bank Revenue, Los Angeles County Department of Public Social Services, AMBAC	5.750%	9/1/23	2,100,000	2,146,536
California State PCFA Revenue, San Jose Water Co. Project	5.100%	6/1/40	12,000,000	13,145,400
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	38,000,000	39,385,480
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	35,000,000	36,183,700	(d)
California State University Revenue, Systemwide	5.500%	11/1/39	10,000,000	11,480,000
California Statewide CDA Health Facility Revenue, Community Hospital of Monterey Peninsula, AGM	5.250%	6/1/23	1,810,000	1,831,865	(b)
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/31	7,220,000	7,967,848
Enloe Medical Center, CMI	5.750%	8/15/38	10,000,000	11,238,100
FHA, Methodist Hospital Project	6.750%	2/1/38	8,575,000	10,458,327
John Muir Health	5.000%	8/15/36	4,305,000	4,491,407
John Muir Health	5.125%	7/1/39	7,280,000	7,812,969
Kaiser Permanente	5.000%	4/1/42	10,000,000	11,256,400
El Dorado, CA, Irrigation District, COP, AGC	5.750%	8/1/39	10,000,000	10,636,500
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/25	2,120,000	2,475,863
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/33	7,500,000	8,453,400
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/36	4,000,000	4,459,400
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	7,905,000	9,003,874
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/29	2,500,000	2,848,200
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.500%	11/15/37	11,730,000	14,410,540
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Multiple Capital Projects II	5.000%	8/1/42	21,000,000	23,594,760

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	$11,615,000	$13,119,956
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	9,000,000	10,179,990
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport	5.000%	5/15/35	2,000,000	2,283,440
Los Angeles International Airport	5.000%	5/15/40	88,185,000	99,643,224
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	3,250,000	3,724,110
Los Angeles, CA, Water & Power Revenue, Power Systems, AGM	5.000%	7/1/26	7,850,000	7,971,518	(b)
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	25,760,000	32,841,166
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	53,500,000	76,898,760
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	84,055,000	117,955,222
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/32	13,290,000	14,849,183
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	15,000,000	17,043,750
Mount Diablo, CA, USD, GO, Election of 2002	5.000%	6/1/31	10,060,000	10,370,753
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,000,000	6,008,950
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	11,583,200
Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, NATL	5.000%	2/1/27	3,000,000	2,897,760
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	5,000,000	5,001,050
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/32	1,375,000	1,491,724
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/37	1,280,000	1,370,842
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	4,000,000	4,614,400
Sacramento County, CA, Airport System Revenue	5.000%	7/1/40	7,000,000	7,686,910
Sacramento County, CA, Airport System Revenue:
PFC, Grant	6.000%	7/1/35	24,360,000	27,967,716
PFC, Grant	6.000%	7/1/39	29,130,000	33,320,642
Sacramento, CA, Area Flood Control Agency:
Consolidated Capital Assessment District, BHAC	5.500%	10/1/28	4,500,000	5,246,415
Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	15,000,000	17,022,750
Sacramento, CA, MUD Revenue:
NATL	5.000%	8/15/33	3,475,000	3,549,226	(b)
NATL	5.000%	8/15/33	1,525,000	1,551,428
San Bernardino County, CA, COP:
Arrowhead Project	5.125%	8/1/24	30,000,000	32,595,300

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	15

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Arrowhead Project	5.250%	8/1/26	$5,000,000	$5,399,750
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/28	2,435,000	2,758,051
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/27	7,695,000	9,058,015
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/28	2,735,000	3,200,306
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.250%	5/15/34	11,475,000	13,091,139
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	41,500,000	46,837,730
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	34,000,000	39,030,980
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/35	5,000,000	5,571,300
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/40	18,560,000	20,406,534
San Francisco, CA, City & County, COP:
Multiple Capital Improvement Projects	5.000%	4/1/25	2,475,000	2,777,074
Multiple Capital Improvement Projects	5.250%	4/1/26	1,435,000	1,618,938
Multiple Capital Improvement Projects	5.250%	4/1/31	2,500,000	2,774,925
Santa Clara, CA, Electric Revenue	5.000%	7/1/30	4,000,000	4,472,640
University of California Revenues:
AMBAC	5.000%	5/15/23	4,000,000	4,035,480
AMBAC	5.000%	5/15/26	4,000,000	4,033,560
Total California				1,291,479,018
Colorado — 1.8%
Aurora, CO, Hospital Revenue, Children’s Hospital Association	5.000%	12/1/40	4,000,000	4,343,240
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	6.250%	10/1/33	9,250,000	11,064,850
Catholic Health Initiatives	5.000%	9/1/41	3,040,000	3,198,749
Parkview Medical Center Inc. Project	5.000%	9/1/37	5,000,000	5,313,300
Poudre Valley Health Care	5.000%	3/1/25	500,000	523,805
Sisters Leavenworth	5.000%	1/1/32	8,010,000	8,789,213
Sisters Leavenworth	5.000%	1/1/35	2,755,000	3,012,482
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	45,000,000	62,774,100
Regional Transportation District, CO, COP	5.375%	6/1/31	5,000,000	5,656,100
Total Colorado				104,675,839

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — 1.3%
Connecticut State Development Authority, Airport Facilities Revenue, Signature Flight Co. Project, Guaranty Agreement	6.625%	12/1/14	$665,000	$665,120	(d)
Connecticut State HEFA Revenue:
Fairfield University	5.000%	7/1/35	6,150,000	6,766,045
Fairfield University	5.000%	7/1/40	21,600,000	23,414,400
Sacred Heart University Inc.	5.125%	7/1/26	1,300,000	1,453,309
Sacred Heart University Inc.	5.375%	7/1/31	1,225,000	1,373,556
Sacred Heart University Inc.	5.625%	7/1/41	6,500,000	7,309,575
Yale-New Haven Hospital	5.500%	7/1/40	15,000,000	16,870,650
Connecticut State, Development Authority PCR, Connecticut Light & Power Co. Project	4.375%	9/1/28	14,000,000	15,084,860
Mashantucket Western Pequot Tribe Connecticut Special Revenue	5.700%	9/1/12	2,000,000	925,000	(e)(f)
Mashantucket Western Pequot Tribe Connecticut Special Revenue	5.750%	9/1/18	6,500,000	3,006,250	(e)(g)
Total Connecticut				76,868,765
Delaware — 0.8%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	28,645,000	31,450,491
Delaware State Housing Authority Revenue, Single-Family Mortgage	5.450%	7/1/39	12,705,000	13,131,888
Total Delaware				44,582,379
District of Columbia — 0.2%
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.000%	10/1/39	8,000,000	8,723,440
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.250%	10/1/44	5,000,000	5,518,900
Total District of Columbia				14,242,340
Florida — 9.7%
Bonnet Creek Resort Community Development District	7.375%	5/1/34	4,265,000	4,181,705
Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project	6.050%	11/15/16	535,000	558,005	(a)
Brevard County, FL, Health Facilities Authority, Health Care Facilities Revenue, Health First Inc. Project	7.000%	4/1/39	10,000,000	12,418,400
Broward County, FL, Port Facilities Revenue	5.500%	9/1/29	4,500,000	5,254,110
Capital Region Community Development District, Capital Improvement	6.700%	5/1/32	865,000	867,422
Citizens Property Insurance Corp., FL	5.250%	6/1/17	20,000,000	23,238,400
Citizens Property Insurance Corp., FL:
Coastal	5.000%	6/1/18	30,000,000	35,138,400

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	17

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Coastal	5.000%	6/1/19	$30,000,000	$35,484,900
Coastal	5.000%	6/1/20	20,000,000	23,713,200
Senior Secured High Act	6.000%	6/1/17	3,100,000	3,697,525
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/26	2,500,000	2,878,275
Dade County, FL, IDR, Miami Cerebral Palsy Services Project	8.000%	6/1/22	1,610,000	1,610,644
Escambia County, FL, Health Facilities Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC	5.950%	7/1/20	115,000	127,565
Escambia County, FL, Utilities Systems Revenue, NATL, FGIC	6.250%	1/1/15	3,000,000	3,163,770
Florida Housing Finance Corp. Revenue:
Homeowner Mortgage GNMA, FNMA, FHLMC	5.450%	7/1/33	8,200,000	8,705,940
Homeowner Mortgage GNMA, FNMA, FHLMC	6.375%	7/1/38	2,785,000	2,853,233
Homeowner Mortgage GNMA, FNMA, FHLMC	5.500%	7/1/39	1,235,000	1,238,952
Florida State Broward County Expressway Authority	10.000%	7/1/14	420,000	450,828	(a)
Florida State Department of Management Services, Facilities Management, Refunding, Florida Facilities Pool, AMBAC	5.000%	9/1/21	1,000,000	1,107,050
Gainesville, FL, Utilities Systems Revenue	8.125%	10/1/14	575,000	620,235	(a)
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems	5.875%	11/15/29	2,750,000	2,856,068	(b)
Hillsborough County, FL, IDA Revenue, National Gypsum Convention	7.125%	4/1/30	6,000,000	6,001,500	(d)
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/26	6,250,000	7,414,750
Jacksonville, FL, Transit Revenue	5.000%	10/1/27	2,830,000	3,360,002
Jacksonville, FL, Transit Revenue	5.000%	10/1/29	9,000,000	10,569,690
JEA District, FL, Electric System Revenue	5.125%	10/1/37	7,500,000	7,617,075
Key West, FL, Utilities, Board of Electric Revenue, Refunding, AMBAC	9.750%	10/1/13	40,000	42,145	(a)
Lee County, FL, HFA, Brittany Phase II Project, FNMA-Collateralized	6.100%	12/1/20	1,265,000	1,266,645	(c)(d)
Marco Island, FL, Utility System Revenue	5.000%	10/1/34	1,000,000	1,112,350
Marco Island, FL, Utility System Revenue	5.000%	10/1/40	1,500,000	1,637,025
Martin County, FL, IDA Revenue:
Indiantown Cogeneration Project	7.875%	12/15/25	15,000,000	15,075,450	(d)
Indiantown Cogeneration Project	8.050%	12/15/25	6,010,000	6,040,951	(d)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/28	8,660,000	9,967,140	(d)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/29	20,525,000	23,531,707	(d)

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/36	$8,450,000	$9,843,827
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	26,100,000	29,565,819
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.000%	10/1/29	20,000,000	22,475,000
Miami International Airport	5.375%	10/1/41	13,000,000	14,738,230
Miami-Dade County, FL, EFA Revenue, University of Miami	5.500%	4/1/38	10,000,000	10,869,300
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	40,000,000	43,494,000
Miami-Dade County, FL, School Board, COP:
AGC	5.000%	2/1/27	7,000,000	7,910,000
AGC	5.250%	2/1/27	5,500,000	6,305,970
Miami-Dade County, FL, Stormwater, NATL	5.000%	4/1/28	2,250,000	2,402,438
North Sumter County Utility Dependent District, FL, Solid Waste Revenue	5.000%	10/1/42	2,000,000	2,028,800
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.375%	10/1/23	6,500,000	7,669,155
Orlando Health Inc.	5.125%	10/1/26	6,000,000	6,890,220
Orlando Regional Healthcare System, AGM	5.000%	12/1/32	13,000,000	14,487,980
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	5,400,000	6,208,434
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/24	32,780,000	38,866,918
Orange County, FL, Tourist Development Tax Revenue, Refunding, AMBAC	5.000%	10/1/21	2,000,000	2,177,020
Orlando & Orange County, FL, Expressway Authority Revenue	5.000%	7/1/22	1,750,000	2,110,133
Orlando & Orange County, FL, Expressway Authority Revenue	5.000%	7/1/23	1,500,000	1,789,425
Orlando & Orange County, FL, Expressway Authority Revenue:
AGM	5.000%	7/1/24	5,000,000	5,978,400
AGM	5.000%	7/1/25	3,500,000	4,165,770
AMBAC	5.000%	7/1/35	4,500,000	4,569,390	(b)
Orlando, FL, State Sales Tax Payments Revenue	5.000%	2/1/38	5,000,000	5,664,950
Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project	9.500%	8/1/13	435,000	450,821	(a)
Palm Coast, FL, Utilities Systems Revenue, NATL	5.000%	10/1/27	2,100,000	2,138,661
Pasco County, FL, HFA, Housing Pasco Woods Apartments Project	5.700%	8/1/19	340,000	340,306	(d)
Port St. Lucie, FL, South Lennard Special Assessment	7.125%	9/1/21	835,000	835,802

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	19

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	$5,955,000	$4,879,357
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	1,029,890	442,853	(g)
Sarasota County, FL, Public Hospital Board Revenue:
Refunding, Sarasota Memorial Hospital, NATL	5.250%	7/1/24	5,000,000	5,842,500
Refunding, Sarasota Memorial Hospital, NATL	5.500%	7/1/28	3,485,000	4,047,827
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital Project	5.625%	7/1/39	8,500,000	9,304,100
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	4,400,000	4,769,028	(e)
Sunrise, FL, Utilities Systems Revenue:
AMBAC	5.200%	10/1/22	1,295,000	1,566,613	(b)
AMBAC	5.200%	10/1/22	1,705,000	1,957,374
Tampa, FL, Sports Authority Revenue:
GTD Parking Tampa Bay Arena Project, NATL	6.050%	10/1/20	500,000	560,530
GTD Parking Tampa Bay Arena Project, NATL	6.100%	10/1/26	1,000,000	1,187,290
Tampa, FL, Water & Sewer Revenue	6.900%	10/1/16	1,270,000	1,431,785	(a)
University of Central Florida, Athletics Association Inc., NATL, FGIC	5.250%	10/1/34	1,000,000	1,015,630
Village Center Community Development District:
Florida Recreational Revenue, NATL	5.200%	11/1/25	1,100,000	1,106,930
Utility Revenue, NATL	5.250%	10/1/23	1,000,000	1,023,400
Village, FL, Community Development District No. 6, Special Assessment Revenue	4.000%	5/1/35	5,000,000	5,021,500
Total Florida				561,934,543
Georgia — 4.0%
Acworth Housing Authority Revenue, Wingate Falls Apartments Project, LIQ-FHLMC	6.125%	3/1/17	205,000	205,293	(d)
Association County Commissioners of Georgia Leasing Program COP, Unrefunded Balance, Public Purpose Project, AMBAC	5.625%	7/1/20	335,000	336,059
Atlanta Development Authority Student Housing Revenue, ADA, CAU Partners Inc., ACA	6.250%	7/1/24	1,000,000	740,000
Atlanta, GA, Airport Revenue	5.000%	1/1/37	1,500,000	1,653,870	(d)
Atlanta, GA, Airport Revenue	5.000%	1/1/42	8,000,000	8,707,200	(d)
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/34	50,000,000	61,947,500
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	22,100,000	27,060,345
Atlanta, GA, Water & Wastewater Revenue:
NATL	5.500%	11/1/27	1,000,000	1,219,420
NATL, FGIC	5.500%	11/1/19	1,000,000	1,263,290

See Notes to Financial Statements.

20	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Burke County, GA, Development Authority, PCR:
Oglethorpe Power Corp.	7.000%	1/1/23	$5,000,000	$5,965,750
Oglethorpe Power Corp. Vogtle Project	5.500%	1/1/33	18,000,000	19,508,940
Oglethorpe Power Corp. Vogtle Project BHAC	5.700%	1/1/43	16,285,000	18,074,721
Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, NATL	5.625%	10/1/26	1,000,000	1,142,950
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	7,800,000	8,714,394
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	20,000,000	23,199,200
Fulton County, GA, Water & Sewer Revenue, FGIC	6.375%	1/1/14	65,000	68,268	(a)
Georgia Municipal Electric Authority, Power Revenue, AMBAC	7.250%	1/1/24	500,000	713,400
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation II LLC Project	5.500%	6/15/39	15,000,000	16,393,950
Lawrenceville Housing Authority, MFH Revenue, Knollwood Park Apartments Project, FNMA-Collateralized	6.250%	6/1/15	895,000	897,578	(c)(d)
Main Street Natural Gas Inc., GA:
Gas Project Revenue	5.000%	3/15/18	6,485,000	7,311,837
Gas Project Revenue	5.000%	3/15/22	5,000,000	5,747,300
Gas Project Revenue	5.500%	9/15/26	10,000,000	12,237,500
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Refunding, AMBAC	6.250%	7/1/20	250,000	288,347
Milledgeville, GA, Water & Sewer Revenue, AGM	6.000%	12/1/21	500,000	604,315
Richmond County, GA, Development Authority, Environmental Improvement Revenue, International Paper Company Project	6.250%	2/1/25	2,000,000	2,008,540	(d)
Savannah, GA, EDA, PCR, Union Camp Corp. Project	6.150%	3/1/17	500,000	572,145
Thomasville, GA, Hospital Authority Revenue:
Anticipation CTFS, John D. Archbold Memorial Hospital	5.125%	11/1/30	3,500,000	3,807,790
Anticipation CTFS, John D. Archbold Memorial Hospital	5.250%	11/1/35	1,000,000	1,090,630
Anticipation CTFS, John D. Archbold Memorial Hospital	5.375%	11/1/40	2,250,000	2,453,715
Total Georgia				233,934,247
Hawaii — 0.0%
Hawaii State Department of Budget & Finance, Hawaiian Electric Co. Inc., NATL	5.650%	10/1/27	960,000	971,002	(d)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	21

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — 3.0%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	$23,160,000	$26,836,650
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/40	6,000,000	6,610,560
Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	1,250,000	1,303,450	(d)
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.500%	11/1/38	18,500,000	22,035,165
Edward Hospital, AMBAC	5.500%	2/1/40	4,000,000	4,397,320
Illinois Rush University Medical Center	6.625%	11/1/39	28,025,000	33,677,362
Little Co. of Mary Hospital and Health Care Centers	5.375%	8/15/40	12,795,000	13,812,714
Memorial Health System	5.500%	4/1/39	12,000,000	13,049,160
Park Place of Elmhurst	8.000%	5/15/30	4,385,000	4,533,915
Illinois Finance Authority, Water Facility Revenue, American Water Capital Corp. Project	5.250%	10/1/39	3,150,000	3,422,885
Illinois State COP, Department of Central Management Services, NATL	5.650%	7/1/17	2,065,000	2,071,525
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue:
McCormick Place, AGM	5.000%	6/15/50	30,000,000	32,407,200
McCormick Project	5.250%	6/15/50	10,305,000	11,363,736
Regional Transportation Authority, NATL, FGIC	7.750%	6/1/20	1,045,000	1,279,352
Total Illinois				176,800,994
Indiana — 1.2%
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project	5.000%	6/1/39	9,000,000	9,602,910
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	5,000,000	5,531,650
Indiana Municipal Power Agency Power Supply Systems Revenue	5.625%	1/1/28	4,000,000	4,749,520
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/29	2,000,000	2,378,720
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/34	10,000,000	10,371,000
Indianapolis, IN, Gas Utility Revenue, AGC	5.250%	8/15/26	9,290,000	10,466,764
Indianapolis, IN, Local Public Improvement Bond Bank	6.750%	2/1/14	890,000	941,789	(a)
North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project	7.125%	7/1/22	2,000,000	560,000	(g)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	20,000,000	23,003,800
Total Indiana				67,606,153

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Kansas — 0.1%
Kansas State Development Finance Authority, Health Facilities Revenue, Hays Medical Center Inc.	5.000%	5/15/35	$4,000,000	$4,301,360
Kentucky — 0.6%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue:
Baptist Healthcare Systems	5.375%	8/15/24	4,000,000	4,599,480
Baptist Healthcare Systems	5.625%	8/15/27	2,000,000	2,293,220
Kentucky Economic Development Finance Authority Revenue:
Louisville Arena Project, AGC	6.000%	12/1/33	9,000,000	10,067,940
Louisville Arena Project, AGC	6.000%	12/1/38	5,000,000	5,517,750
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	13,450,000	14,312,683
Total Kentucky				36,791,073
Louisiana — 0.6%
Louisiana Local Government Environmental Facilities & CDA Revenue, Refunding Bonds, Sharlo Apartments, GNMA-Collateralized	6.500%	6/20/37	1,000,000	1,050,910
Louisiana PFA, Hospital Revenue, Lafayette General Medical Center	5.500%	11/1/40	18,000,000	19,443,780
Louisiana State Citizens Property Insurance Corp., Assessment Revenue, AGC	6.125%	6/1/25	5,000,000	5,831,150
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	10,000,000	11,065,000	(c)
Total Louisiana				37,390,840
Maryland — 1.4%
Maryland State Community Development Administration, Department of Housing & Community Development	5.250%	9/1/35	12,660,000	13,664,571
Maryland State Community Development Administration, Department of Housing & Community Development	5.375%	9/1/39	1,705,000	1,798,877
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	8,000,000	9,103,920
Transportation Facilities Project	5.375%	6/1/25	7,500,000	8,614,125
Transportation Facilities Project	5.750%	6/1/35	19,000,000	21,621,810
Maryland State Health & Higher EFA Revenue:
Anne Arundel Health Systems	6.750%	7/1/39	7,500,000	9,108,300
Lifebridge Health	6.000%	7/1/41	1,500,000	1,797,390
The Johns Hopkins Hospital Issue	5.000%	11/15/24	5,000,000	5,164,300	(b)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	23

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Maryland State Health & Higher EFA Revenue Bonds, University of Maryland Medical System	5.000%	7/1/34	$9,000,000	$9,958,230
Total Maryland				80,831,523
Massachusetts — 2.7%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue	5.000%	1/1/37	22,500,000	24,862,050
Massachusetts State DFA Revenue:
Boston University	5.600%	10/1/35	8,700,000	9,715,464
Boston University	5.700%	10/1/40	13,105,000	14,564,897
Broad Institute Inc.	5.375%	4/1/41	17,000,000	19,160,530
Visual & Performing Arts Project	6.000%	8/1/21	2,200,000	2,672,780
Massachusetts State HEFA Revenue:
Caregroup Inc.	5.000%	7/1/28	2,000,000	2,210,880
Caregroup Inc., NATL	5.375%	2/1/26	1,750,000	2,035,565
Caregroup Inc., NATL	5.375%	2/1/27	1,000,000	1,150,500
Caregroup Inc., NATL	5.375%	2/1/28	1,500,000	1,712,670
Suffolk University	5.750%	7/1/39	17,500,000	19,916,925
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	5,086,348
Massachusetts State IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA	6.500%	8/1/37	650,000	661,362
Massachusetts State, GO	0.580%	2/1/16	13,000,000	13,061,880	(h)
Massachusetts State, GO:
Consolidated Loan	0.550%	9/1/15	18,665,000	18,746,193	(h)
Consolidated Loan	0.620%	9/1/16	4,000,000	4,022,440	(h)
Metropolitan Boston Transit Parking Corp. Systemwide Senior Lien Parking Revenue	5.000%	7/1/41	17,500,000	19,500,600
Total Massachusetts				159,081,084
Michigan — 2.8%
Detroit, MI, Water Supply System Revenue	5.000%	7/1/41	5,000,000	5,238,850
Detroit, MI, Water Supply System Revenue:
AGM	5.000%	7/1/34	9,000,000	9,433,890
AGM	6.250%	7/1/36	10,000,000	11,547,000
NATL	5.000%	7/1/30	7,000,000	7,010,570
Michigan Finance Authority Revenue, Detroit School District	5.500%	6/1/21	14,000,000	16,717,820
Michigan State Building Authority Revenue:
Facilities Program	5.125%	10/15/33	16,500,000	18,693,675
Facilities Program	6.000%	10/15/38	20,500,000	24,316,690

See Notes to Financial Statements.

24	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Facilities Program	5.375%	10/15/41	$6,135,000	$6,959,237
Facilities Program, NATL	5.000%	10/15/29	1,500,000	1,527,810
Michigan State Hospital Finance Authority Revenue, McLaren Health Care Corp.	5.750%	5/15/38	17,750,000	20,080,752
Michigan State Housing Development Authority, Rental Housing Revenue	5.375%	10/1/29	1,660,000	1,764,082
Michigan State Housing Development Authority, Rental Housing Revenue	5.625%	10/1/34	2,500,000	2,674,900
Michigan State Housing Development Authority, Rental Housing Revenue	5.700%	10/1/39	3,115,000	3,314,672
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison	5.500%	8/1/16	4,000,000	4,588,120	(c)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	24,000,000	30,402,480
Total Michigan				164,270,548
Minnesota — 0.3%
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	2,500,000	2,501,275
Minneapolis, MN, Hospital Revenue, St. Mary’s Hospital & Rehabilitation	10.000%	6/1/13	100,000	102,261	(a)
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System	5.250%	11/15/28	10,960,000	12,129,761
Total Minnesota				14,733,297
Mississippi — 0.1%
Lowndes County, MS, Solid Waste Disposal & PCR, Refunding Bonds, Weyerhouser Co. Project	6.800%	4/1/22	3,000,000	3,623,580
Missouri — 1.3%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.625%	8/1/38	8,500,000	9,294,665
Kansas City, MO, IDA Revenue, AMBAC	5.000%	12/1/17	2,105,000	2,420,982
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.750%	1/1/29	5,000,000	5,403,000
Missouri State Development Finance Board Infrastructure Facilities Revenue, Independence Events Center	6.250%	4/1/38	7,000,000	7,449,400	(b)
Missouri State HEFA Revenue:
Children’s Mercy Hospital	5.625%	5/15/39	30,000,000	33,327,000
Lake Regional Health System Project	5.600%	2/15/25	2,000,000	2,099,900	(b)
North Kansas City, MO, Hospital Revenue:
North Kansas City Hospital, AGM	5.000%	11/15/23	1,000,000	1,012,360
North Kansas City Hospital, AGM	5.000%	11/15/24	900,000	910,809

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	25

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Missouri — continued
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	$10,345,000	$11,483,881
Springfield, MO, Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC	5.000%	3/1/24	1,500,000	1,563,300
Total Missouri				74,965,297
Nebraska — 0.4%
Central Plains Energy Project, NE, Gas Project Revenue, Project No. 3	5.250%	9/1/37	20,000,000	22,427,600
Nevada — 0.5%
Reno, NV, Hospital Revenue:
Washoe Medical Center, AGM	5.500%	6/1/39	19,350,000	20,680,119
Washoe Medical Center, AGM	5.250%	6/1/40	7,500,000	7,916,925
Total Nevada				28,597,044
New Hampshire — 0.2%
New Hampshire State HFA, Single-Family Mortgage Revenue	5.550%	7/1/33	4,680,000	5,035,353
New Hampshire State HFA, Single-Family Mortgage Revenue	5.600%	1/1/38	3,955,000	4,229,793
Total New Hampshire				9,265,146
New Jersey — 6.4%
Essex County, NJ, Improvement Authority Revenue, Refunding, Hampton Valley Apartments, NATL, FHA	5.650%	1/1/15	195,000	195,096
New Jersey EDA Revenue:
School Facilities Construction	5.000%	12/15/27	9,230,000	10,632,129
School Facilities Construction	5.250%	12/15/33	12,500,000	14,259,000
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	5.600%	11/1/34	11,250,000	12,863,475	(d)
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/41	8,500,000	10,372,295
Catholic Health East	4.750%	11/15/29	5,000,000	5,397,150
New Jersey State EDA Revenue	5.000%	6/15/21	7,500,000	8,820,300
New Jersey State EDA Revenue	5.000%	6/15/25	4,545,000	5,200,934
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	28,000,000	28,795,200	(d)
Refunding	6.875%	1/1/37	13,110,000	13,283,708	(d)
Refunding, Gloucester Marine Project	6.625%	1/1/37	10,000,000	10,250,300
School Facilities Construction	1.700%	3/1/28	20,000,000	20,010,800	(h)
School Facilities Construction	5.000%	3/1/29	10,000,000	11,640,100

See Notes to Financial Statements.

26	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
School Facilities Construction, SIFMA	1.650%	9/1/27	$22,065,000	$22,076,915	(h)
New Jersey State EDA, Motor Vehicle Revenue, Motor Vehicle Surcharges, NATL	5.250%	7/1/31	1,000,000	1,052,540
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	11,030,000	11,078,532	(d)(h)
New Jersey State EFA Revenue, Richard Stockton College	5.375%	7/1/38	5,000,000	5,632,300
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	10,430,000	11,671,900
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.500%	6/1/27	25,905,000	28,892,365
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	5,000,000	5,555,050
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	54,000,000	60,099,300	(d)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.500%	10/1/38	9,660,000	10,498,198
New Jersey State Transportation Trust Fund Authority:
Transportation System	0.000%	12/15/36	45,555,000	15,164,348
Transportation System	5.875%	12/15/38	30,000,000	35,716,800
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	8,000,000	8,962,000
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	3,515,000	3,940,456
Total New Jersey				372,061,191
New Mexico — 0.4%
New Mexico Mortgage Finance Authority:
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.450%	3/1/36	3,245,000	3,401,020
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.850%	7/1/39	2,165,000	2,291,479	(d)
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	6.375%	8/1/32	15,000,000	17,963,400
Total New Mexico				23,655,899
New York — 6.4%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	25,800,000	31,052,364
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	20,000,000	23,613,800
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.500%	10/1/37	3,000,000	3,699,780
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	22,000,000	26,688,640
MTA, NY, Revenue	6.500%	11/15/28	10,000,000	12,613,000
MTA, NY, Revenue	5.000%	11/15/34	10,000,000	11,269,500
MTA, NY, Revenue	5.250%	11/15/40	21,500,000	24,202,980

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	27

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, HDC, MFH Revenue	4.900%	11/1/34	$5,695,000	$6,071,098
New York City, NY, HDC, MFH Revenue, GNMA-Collateralized, FHA	5.100%	11/1/24	5,000,000	5,208,850
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.500%	2/15/23	4,000,000	4,576,840
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/45	5,500,000	6,202,790
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution Fiscal 2013	5.000%	6/15/47	2,000,000	2,273,660	(i)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/31	6,000,000	6,837,480
New York City, NY, TFA, Building Aid Revenue	5.125%	1/15/33	6,000,000	6,832,500
New York Liberty Development Corp., Liberty Revenue:
1 WTC Port Authority Constructions	5.000%	12/15/41	10,000,000	11,302,200
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,935,700
Second Priority, Bank of America Tower	5.125%	1/15/44	24,650,000	27,375,057
New York State Dormitory Authority Revenue, Non-State Supported Debt, New School University	5.500%	7/1/40	35,000,000	39,799,900
New York State Dormitory Authority, State Personal Income Tax Revenue:
General Purpose	5.000%	2/15/40	15,000,000	17,110,500
General Purpose	5.000%	2/15/42	10,000,000	11,390,300
New York State Housing Finance Agency Revenue, Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.070%	5/1/45	36,200,000	36,200,000	(h)
New York State Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.000%	11/15/44	10,000,000	11,147,300
New York, NY, GO	5.000%	8/1/22	10,000,000	12,540,900	(j)
Orange County, NY, IDA, Civic Facilities Revenue:
Arden Hill Life Care Center Project	7.000%	8/1/21	930,000	931,535
Arden Hill Life Care Center Project	7.000%	8/1/31	1,000,000	999,900
Port Authority of New York & New Jersey, Special Obligation Revenue:
5th Installment, Special Project	6.750%	10/1/19	1,125,000	1,125,112	(d)
JFK International Air Terminal LLC	6.000%	12/1/36	8,000,000	9,488,160
JFK International Air Terminal LLC	6.000%	12/1/42	15,000,000	17,633,250
Total New York				374,123,096
North Carolina — 1.2%
Charlotte, NC, Governmental Facilities Projects:
COP	5.250%	6/1/23	3,500,000	3,540,390
COP	5.000%	6/1/24	3,000,000	3,032,820

See Notes to Financial Statements.

28	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — continued
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
Carolinas Healthcare System	5.250%	1/15/34	$13,400,000	$15,062,538
Carolinas Healthcare System	5.125%	1/15/37	2,000,000	2,280,560
Carolinas Healthcare System	5.250%	1/15/39	22,000,000	24,342,340
Carolinas Healthcare System	5.250%	1/15/42	5,000,000	5,688,600
Monroe, NC, COP, AGC	5.500%	3/1/39	1,000,000	1,120,390
North Carolina Eastern Municipal Power Agency, Power System Revenue	6.000%	1/1/26	1,310,000	1,779,884	(b)
North Carolina Turnpike Authority, Triangle Expressway System Revenue, AGC	5.750%	1/1/39	9,000,000	10,448,370
Raleigh Durham, NC, Airport Authority Revenue	5.000%	5/1/32	4,500,000	5,137,740
Total North Carolina				72,433,632
North Dakota — 0.2%
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	5.150%	7/1/40	10,000,000	10,842,000
Ohio — 1.2%
Cleveland, OH, State University, NATL, FGIC	5.000%	6/1/19	1,210,000	1,346,367
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,775,000	2,779,440
Erie County, OH, Garbage Refuse Landfill Improvement, AGM	5.250%	12/1/24	3,290,000	3,492,072	(b)
Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, FHA	6.600%	8/1/25	705,000	706,092
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, NATL, FGIC	5.000%	5/15/24	2,515,000	2,581,547
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/38	20,000,000	22,688,000
Lucas County, OH, Hospital Revenue, Promedica Healthcare	6.000%	11/15/41	5,000,000	5,975,300
Montgomery County, OH, Administration Building Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,400,000	1,704,808
Ohio State Air Quality Development Authority Revenue, FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	10,500,000	11,760,210	(c)
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, GNMA, FNMA, FHLMC-Collateralized	5.400%	9/1/33	1,110,000	1,201,242
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	17,000,000	17,681,020	(c)
Total Ohio				71,916,098

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	29

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 0.5%
Oklahoma State Development Finance Authority Revenue:
St. John Health System Inc.	5.000%	2/15/25	$6,295,000	$7,238,872
St. John Health System Inc.	5.000%	2/15/26	6,620,000	7,507,345
St. John Health System Inc.	5.000%	2/15/27	5,000,000	5,637,100
Oklahoma State Municipal Power Authority, Power Supply System Revenue	6.000%	1/1/38	3,000,000	3,365,310
Pottawatomie County, OK, Development Authority Water Revenue, North Dear Creek Reservoir Project, AMBAC	5.000%	7/1/23	1,500,000	1,513,875
Tulsa, OK, PFA, Lease Payment Revenue, Refunding Bonds, Assembly Center	6.600%	7/1/14	1,305,000	1,363,425
Total Oklahoma				26,625,927
Oregon — 0.9%
Multnomah County, OR, Hospital Facilities Authority Revenue:
Providence Health Systems	5.250%	10/1/16	1,000,000	1,071,830
Providence Health Systems	5.250%	10/1/20	1,000,000	1,064,500
Oregon Health & Sciences University Revenue	5.750%	7/1/39	17,100,000	20,220,921
Oregon State Department of Administrative Services, COP	5.250%	5/1/39	1,900,000	2,100,317
Oregon State Facilities Authority Revenue:
Legacy Health System Project	5.250%	5/1/21	5,000,000	6,057,900
Samaritan Health Services	5.250%	10/1/40	20,000,000	21,741,200
Port of Umatilla, OR, GO, Water Revenue, LOC-Bank of America N.A.	6.650%	8/1/22	705,000	711,754	(d)
Total Oregon				52,968,422
Pennsylvania — 3.4%
Allegheny County, PA, IDA Revenue, U.S. Steel Corp. Project	6.750%	12/1/27	8,800,000	9,747,232
Bucks County, PA, IDA Revenue, U.S. Steel Corp. Project	6.750%	6/1/26	15,000,000	16,782,300
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	1,315,000	1,318,393
Dauphin County, PA, IDA, Dauphin Consolidated Water Supply Co.	6.900%	6/1/24	2,400,000	3,070,128	(d)
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/35	14,015,000	15,513,344
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,484,840
Luzerne County, PA, IDA, Water Facility Revenue, American Water Co.	5.500%	12/1/39	12,000,000	13,314,960

See Notes to Financial Statements.

30	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	$5,000,000	$5,431,150
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.750%	8/1/30	4,025,000	4,479,302
New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project	6.500%	6/1/25	1,000,000	1,000,210
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
PPL Energy Supply LLC Project	3.000%	9/1/15	15,000,000	15,637,500	(c)
Shipping Port	3.375%	7/1/15	20,000,000	20,801,200	(c)
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	6,000,000	7,109,640
Pennsylvania State Higher EFA Revenue:
Drexel University	5.125%	5/1/36	10,300,000	11,401,070
Drexel University	5.250%	5/1/41	8,385,000	9,236,580
La Salle University	5.000%	5/1/42	3,000,000	3,347,640
Student Association Inc. Project	6.750%	9/1/32	985,000	986,438
Thomas Jefferson University	5.000%	3/1/40	5,710,000	6,281,514
University of Pennsylvania Health Systems Revenue	5.000%	8/15/24	1,000,000	1,190,920
University of Pennsylvania Health Systems Revenue	5.250%	8/15/25	1,750,000	2,105,425
University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,323,320
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/29	20,045,000	23,017,874
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	3,000,000	3,279,180
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	7,000,000	7,923,510
Philadelphia, PA, Hospitals & Higher EFA, Hospital Revenue:
Presbyterian Medical Center	6.650%	12/1/19	925,000	1,097,475	(a)
Temple University Health System	5.625%	7/1/42	5,000,000	5,544,600
Total Pennsylvania				196,425,745
Puerto Rico — 3.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.250%	7/1/29	3,130,000	3,168,875
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	7,250,000	7,095,575
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	15,000,000	15,107,550

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	31

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Revenue, Ana G. Mendez University System Project	5.375%	4/1/42	$1,500,000	$1,513,335
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc.	6.250%	6/1/26	200,000	213,788	(d)(g)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.375%	8/1/39	72,500,000	76,888,425
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	8,000,000	8,607,440
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	35,000,000	38,278,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	985,000	1,039,293
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	16,500,000	17,570,025
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	18,560,000	19,387,776
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/43	2,420,000	2,561,376
Total Puerto Rico				191,432,258
Rhode Island — 0.2%
Providence, RI, RDA Revenue, Refunding Bonds, Public Safety Building Project, AMBAC	5.000%	4/1/24	3,270,000	3,320,718
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,460,000	6,383,067
Total Rhode Island				9,703,785
South Carolina — 0.4%
Piedmont, SC, Municipal Power Agency, Electric Revenue:
Refunding Bonds, FGIC	6.750%	1/1/20	565,000	760,134	(a)
Unrefunded Balance, NATL, FGIC	6.750%	1/1/20	670,000	870,498
South Carolina Jobs, EDA, Hospital Revenue:
Palmetto Health, AGM	6.500%	8/1/39	3,500,000	4,261,600
Refunding & Improvement, AnMed Health Project, AGC	5.500%	2/1/38	4,250,000	4,716,565
South Carolina Jobs, EDA, Revenue, Myrtle Beach Convention Center Hotel Project, NATL	5.250%	4/1/26	2,470,000	2,471,630
South Carolina State Ports Authority Revenue	5.250%	7/1/40	10,000,000	11,169,200
South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC	5.000%	10/1/23	960,000	1,039,133
Total South Carolina				25,288,760

See Notes to Financial Statements.

32	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 1.3%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health Initiatives	6.250%	10/1/33	$1,250,000	$1,522,150
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,000,000	2,266,660
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	5,795,000	5,829,191
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance	5.500%	7/1/36	9,100,000	9,745,372
Memphis, TN, Center City Finance Corp. Revenue, Pyramid & Pinch District-B, AGM	5.250%	11/1/30	10,000,000	11,778,700
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/21	14,615,000	16,757,851
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	20,000,000	23,318,200
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	5,040,000	5,889,290
Total Tennessee				77,107,414
Texas — 8.1%
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project	6.625%	5/15/33	5,000,000	5,024,350	(d)
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	4,970,000	4,982,375	(d)(g)
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/42	45,000,000	48,604,500	(d)
Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project	8.000%	4/1/28	5,000,000	5,005,650	(d)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	31,000,000	34,406,280
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	2,000,000	2,660,940	(a)
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue:
Deer Park Refining Project	4.700%	5/1/18	2,000,000	2,199,040
Deer Park Refining Project	5.000%	2/1/23	44,000,000	48,568,080
Houston, TX, Airport Systems Revenue	5.500%	7/1/39	10,000,000	11,236,600
Limestone County, TX, PFC Revenue, County Jail Project	5.750%	11/1/31	8,175,000	8,587,020
Love Field Airport Modernization Corp., TX, Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/28	4,000,000	4,487,840	(d)
Southwest Airlines Co. Project	5.250%	11/1/40	15,750,000	17,755,290

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	33

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Lower Colorado River Authority, TX, Transmission Contract Revenue, LCRA Transmission Services Project, AMBAC	4.900%	5/15/36	$13,500,000	$13,508,775
North Texas Tollway Authority Revenue	5.750%	1/1/33	54,000,000	59,724,000
North Texas Tollway Authority Revenue	6.250%	1/1/39	8,000,000	9,090,640
Panhandle, TX, Regional Housing Finance Corp., GNMA-Collateralized	6.650%	7/20/42	994,000	1,045,181
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.250%	8/1/18	10,000,000	11,371,300
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	4,291,926
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	42,980,000	56,085,891
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	18,000,000	21,452,580
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	25,000,000	30,299,500
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/23	4,000,000	4,514,200
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	6,000,000	6,577,980
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/29	10,000,000	10,929,100
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/30	15,000,000	16,342,650
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/31	10,000,000	10,895,100
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/41	20,000,000	21,989,200
Total Texas				471,635,988
U.S. Virgin Islands — 0.1%
Virgin Islands HFA, Single-Family Mortgage Revenue:
GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.450%	3/1/16	20,000	20,016	(d)
GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	85,000	84,991	(d)
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	3,000,000	3,290,730
Total U.S. Virgin Islands				3,395,737
Utah — 0.0%
Provo, UT, Electric Revenue	10.125%	4/1/15	395,000	436,274	(a)

See Notes to Financial Statements.

34	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Vermont — 0.2%
Vermont Educational & Health Buildings Agency Revenue:
Norwich University Project	5.500%	9/1/28	$2,650,000	$2,716,462	(b)
Norwich University Project	5.500%	9/1/33	1,750,000	1,793,890	(b)
Vermont Housing Finance Agency, Single-Family, AGM	5.000%	11/1/34	355,000	356,700	(d)
Vermont State Student Assistance Corp., Education Loan Revenue	3.284%	12/3/35	6,100,000	6,170,272	(d)(h)
Total Vermont				11,037,324
Virginia — 0.7%
Pittsylvania County, VA, GO	5.750%	2/1/30	5,000,000	5,862,950
Prince William County, VA, IDA, Student Housing Revenue, George Mason University Foundation, Prince William Housing LLC	5.125%	9/1/41	3,250,000	3,550,072
Virginia College Building Authority, VA, Educational Facilities Revenue, Liberty University Inc. Projects	5.000%	3/1/41	14,225,000	15,732,708
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/27	3,000,000	3,280,230	(d)
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	5,000,000	5,457,650	(d)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	8,000,000	8,788,400	(d)
Total Virginia				42,672,010
Washington — 1.1%
Port Longview, WA, Revenue, Refunding Bonds	6.250%	12/1/18	2,865,000	2,875,457	(d)
Port of Seattle, WA, Revenue	5.000%	6/1/40	18,000,000	19,930,860
Washington State Health Care Facilities Authority, Swedish Health Services	6.250%	11/15/41	21,550,000	29,434,714	(b)
Washington State Health Care Facilities Authority Revenue, Central Washington Health Services Association	7.000%	7/1/39	8,500,000	9,901,140
Washington State Public Power Supply System, Nuclear Project No. 1 Revenue, Refunding, FGIC, TCRS	7.125%	7/1/16	250,000	302,285
Total Washington				62,444,456
West Virginia — 0.3%
West Virginia State Hospital Finance Authority Revenue, United Hospital Center Inc., AGM	5.500%	6/1/33	5,000,000	5,648,650
West Virginia State Hospital Finance Authority, Hospital Revenue:
United Health Systems	5.500%	6/1/34	4,030,000	4,409,465
United Health Systems	5.500%	6/1/39	4,000,000	4,348,840
Total West Virginia				14,406,955

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	35

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — 0.7%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	$3,275,000	$3,944,115	(d)
Wisconsin State HEFA Revenue:
Aurora Health Care Inc.	5.500%	4/15/29	9,000,000	10,215,000
Aurora Health Care Inc.	6.400%	4/15/33	1,750,000	1,757,928
Aurora Health Care Inc.	5.625%	4/15/39	7,800,000	8,648,640
Children’s Hospital	5.375%	8/15/37	2,800,000	3,102,932
Essentia Health, AGM	5.125%	2/15/30	6,475,000	7,006,533
Prohealth Care Inc. Obligation Group	6.625%	2/15/39	3,500,000	4,104,870
Total Wisconsin				38,780,018
Wyoming — 0.2%
Campbell County, WY, Solid Waste Facilities Revenue, Basin Electric Power Cooperative	5.750%	7/15/39	11,000,000	12,711,930
Total Investments before Short-Term Investments (Cost — $4,837,467,792)				5,475,439,789
Short-Term Investments — 4.1%
California — 0.1%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, On Lok Senior Health Services, LOC-Wells Fargo Bank N.A.	0.070%	8/1/38	4,900,000	4,900,000	(k)(l)
California Statewide CDA Revenue, Kaiser Permanente	0.100%	4/1/32	900,000	900,000	(k)(l)
Total California				5,800,000
Florida — 0.4%
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Miami Children’s Hospital Project, NATL, LOC-Wells Fargo Bank N.A.	0.120%	8/1/34	9,800,000	9,800,000	(k)(l)
Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Revenue, LOC-Wells Fargo Bank N.A.	0.110%	10/1/48	340,000	340,000	(k)(l)
Orlando & Orange County, FL, Expressway Authority Revenue, LOC-SunTrust Bank	0.160%	7/1/40	14,225,000	14,225,000	(k)(l)
Total Florida				24,365,000
Illinois — 0.1%
Illinois DFA, IDR, Profile Packaging Inc. Project, LOC-LaSalle Bank N.A.	0.310%	7/1/18	2,000,000	2,000,000	(d)(k)(l)
Illinois State Finance Authority Revenue, Provena Health, LOC-JPMorgan Chase	0.110%	8/15/44	1,900,000	1,900,000	(k)(l)
Total Illinois				3,900,000

See Notes to Financial Statements.

36	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — 0.1%
Indiana State Finance Authority Revenue:
Lease Appropriation, SPA-JPMorgan Chase	0.120%	2/1/35	$4,200,000	$4,200,000	(k)(l)
Lease Appropriation, SPA-JPMorgan Chase	0.110%	2/1/37	1,600,000	1,600,000	(k)(l)
Total Indiana				5,800,000
Kansas — 0.0%
Kansas State Department of Transportation Highway Revenue, SPA-JPMorgan Chase	0.110%	9/1/22	2,000,000	2,000,000	(k)(l)
Maryland — 0.2%
Maryland State Health & Higher EFA Revenue, Holton-Arms School, LOC-SunTrust Bank	0.160%	7/1/32	10,710,000	10,710,000	(k)(l)
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Oak Mill II Appartments, LOC-Bank of America N.A.	0.150%	5/1/26	1,400,000	1,400,000	(k)(l)
Total Maryland				12,110,000
Massachusetts — 0.2%
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.100%	7/1/27	9,600,000	9,600,000	(k)(l)
New Jersey — 0.1%
New Jersey State Health Care Facilities Financing Authority Revenue, Virtua Health Inc., LOC-Wells Fargo Bank N.A.	0.080%	7/1/33	2,700,000	2,700,000	(k)(l)
New York — 0.9%
New York City, NY, GO, LIQ-Dexia Credit Local	0.190%	4/1/35	32,050,000	32,050,000	(k)(l)
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Jewish Board of Family and Children’s Services Inc., LOC-TD Bank N.A.	0.100%	7/1/25	1,500,000	1,500,000	(k)(l)
New York City, NY, TFA, Future Tax Secured, SPA-Citibank N.A.	0.120%	8/1/31	4,190,000	4,190,000	(k)(l)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.190%	3/1/34	15,500,000	15,500,000	(k)(l)
Total New York				53,240,000
North Carolina — 1.1%
Charlotte, NC:
Water & Sewer System Revenue, SPA-Depfa Bank PLC	0.090%	7/1/36	6,600,000	6,600,000	(k)(l)
Water & Sewer System Revenue, SPA-Wells Fargo Bank N.A.	0.090%	7/1/27	40,035,000	40,035,000	(k)(l)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.100%	2/1/34	16,500,000	16,500,000	(k)(l)
Total North Carolina				63,135,000

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	37

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 0.5%
Delaware County Authority, PA:
Dunwoody Village Inc., LOC-Citizens Bank of PA	0.150%	4/1/30	$400,000	$400,000	(k)(l)
White Horse Village Inc. Project, LOC-Citizens Bank N.A.	0.150%	7/1/36	13,775,000	13,775,000	(k)(l)
White Horse Village Inc. Project, LOC-Citizens Bank of Pennsylvania	0.150%	7/1/36	1,200,000	1,200,000	(k)(l)
Pennsylvania State Turnpike Commission, Registration Fee Revenue, Refunding, AGM, SPA-JPMorgan Chase	0.330%	7/15/41	12,100,000	12,100,000	(k)(l)
Total Pennsylvania				27,475,000
South Carolina — 0.0%
University of South Carolina, School of Medicine, Education Trust Revenue Healthcare Facilities, LOC-Wells Fargo Bank N.A.	0.110%	9/1/25	1,200,000	1,200,000	(k)(l)
Texas — 0.2%
Rockwall, TX, ISD, GO, School Building, PSFG, SPA-Dexia Credit Local	0.160%	8/1/37	11,045,000	11,045,000	(k)(l)
Virginia — 0.2%
Capital Region, VA, Airport Commission Passenger Facilities Charge Revenue	0.110%	6/1/35	9,635,000	9,635,000	(k)(l)
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.150%	7/1/42	600,000	600,000	(k)(l)
Total Virginia				10,235,000
Washington — 0.0%
Washington State Health Care Facilities Authority Revenue, Multicare Health System, LOC-Barclays Bank PLC	0.080%	8/15/41	2,200,000	2,200,000	(k)(l)
Wisconsin — 0.0%
Ladysmith, WI, IDR, Indeck Ladysmith LLC Project, LOC-Wells Fargo Bank N.A.	0.110%	8/1/27	1,500,000	1,500,000	(k)(l)
Total Short-Term Investments (Cost — $236,305,000)				236,305,000
Total Investments — 98.3% (Cost — $5,073,772,792#)				5,711,744,789
Other Assets in Excess of Liabilities — 1.7%				101,498,810
Total Net Assets — 100.0%				$5,813,243,599

(a)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Maturity date shown represents the mandatory tender date.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

See Notes to Financial Statements.

38	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	The maturity principal is currently in default as of February 28, 2013.

(g)	The coupon payment on these securities is currently in default as of February 28, 2013.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security is purchased on a when-issued basis.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(l)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $5,072,964,314.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi — Family Housing
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utility District

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	39

Western Asset Managed Municipals Fund

NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
PSFG	— Permanent School Fund Guaranty
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority
USD	— Unified School District
VHA	— Veterans Health Administration

Summary of Investments by Industry† (unaudited)
Transportation	21.6%
Health care	17.1
Industrial revenue	13.2
Education	9.6
Power	8.2
Special tax obligation	7.8
Water & sewer	5.2
Other	3.9
Leasing	3.2
Housing	2.6
Pre-refunded/escrowed to maturity	1.6
Local general obligation	0.8
State general obligation	0.6
Solid waste/resource recovery	0.5
Short-term investments	4.1
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of February 28, 2013 and are subject to change.

See Notes to Financial Statements.

40	Western Asset Managed Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed Municipals Fund

Ratings Table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.9%
AA/Aa	29.6
A	51.2
BBB/Baa	10.0
BB/Ba	1.0
B/B	0.7
D	0.0 ‡
A-1/VMIG 1	4.1
NR	1.5
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	41

Statement of assets and liabilities

February 28, 2013

Assets:
Investments, at value (Cost — $5,073,772,792)	$5,711,744,789
Cash	12,404
Interest receivable	65,258,315
Receivable for securities sold	56,919,190
Receivable for Fund shares sold	6,033,689
Prepaid expenses	167,287
Total Assets	5,840,135,674

Liabilities:
Payable for Fund shares repurchased	12,218,443
Payable for securities purchased	7,900,270
Distributions payable	2,342,771
Investment management fee payable	1,956,922
Service and/or distribution fees payable	1,015,632
Payable to broker — variation margin on open futures contracts	194,125
Trustees’ fees payable	22,237
Accrued expenses	1,241,675
Total Liabilities	26,892,075
Total Net Assets	$5,813,243,599

Net Assets:
Par value (Note 7)	$3,357
Paid-in capital in excess of par value	5,289,736,105
Undistributed net investment income	1,911,074
Accumulated net realized loss on investments and futures contracts	(120,561,887)
Net unrealized appreciation on investments and futures contracts	642,154,950
Total Net Assets	$5,813,243,599

Shares Outstanding:
Class 1	1,719,447
Class A	212,970,634
Class B	3,115,583
Class C	60,633,846
Class I	57,238,221

Net Asset Value:
Class 1 (and redemption price)	$17.26
Class A (and redemption price)	$17.31
Class B*	$17.31
Class C*	$17.32
Class I (and redemption price)	$17.34
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$18.08

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

42	Western Asset Managed Municipals Fund 2013 Annual Report

Statement of operations

For the Year Ended February 28, 2013

Investment Income:
Interest	$254,549,412

Expenses:
Investment management fee (Note 2)	24,791,396
Service and/or distribution fees (Notes 2 and 5)	12,958,355
Transfer agent fees (Note 5)	2,152,359
Fund accounting fees	395,388
Legal fees	351,129
Registration fees	178,317
Insurance	106,032
Trustees’ fees	86,415
Shareholder reports	84,122
Audit and tax	82,884
Custody fees	23,718
Miscellaneous expenses	29,797
Total Expenses	41,239,912
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(30,908)
Net Expenses	41,209,004
Net Investment Income	213,340,408

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	18,397,329
Futures contracts	(16,154,937)
Net Realized Gain	2,242,392
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	162,772,925
Futures contracts	4,182,953
Change in Net Unrealized Appreciation (Depreciation)	166,955,878
Net Gain on Investments and Futures Contracts	169,198,270
Increase in Net Assets from Operations	$382,538,678

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	43

Statements of changes in net assets

For the Year Ended February 28, 2013 and the Year Ended February 29, 2012	2013	2012

Operations:
Net investment income	$213,340,408	$233,481,127
Net realized gain	2,242,392	43,545,560
Change in net unrealized appreciation (depreciation)	166,955,878	546,097,187
Increase in Net Assets From Operations	382,538,678	823,123,874

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(212,457,432)	(232,690,499)
Decrease in Net Assets From Distributions to Shareholders	(212,457,432)	(232,690,499)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,230,506,176	981,954,415
Reinvestment of distributions	182,530,878	200,955,319
Cost of shares repurchased	(1,123,530,061)	(1,637,743,809)
Increase (Decrease) in Net Assets From Fund Share Transactions	289,506,993	(454,834,075)
Increase in Net Assets	459,588,239	135,599,300

Net Assets:
Beginning of year	5,353,655,360	5,218,056,060
End of year*	$5,813,243,599	$5,353,655,360
* Includes undistributed net investment income of:	$1,911,074	$1,673,780

See Notes to Financial Statements.

44	Western Asset Managed Municipals Fund 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class 1 Shares[1]	2013	2012[2]	2011	2010	2009

Net asset value, beginning of year	$16.74	$14.94	$15.87	$14.34	$15.03

Income (loss) from operations:
Net investment income	0.68	0.74	0.75	0.77	0.75
Net realized and unrealized gain (loss)	0.52	1.80	(0.93)	1.53	(0.70)
Total income (loss) from operations	1.20	2.54	(0.18)	2.30	0.05

Less distributions from:
Net investment income	(0.68)	(0.74)	(0.75)	(0.77)	(0.74)
Net realized gains	—	—	(0.00) [3]	—	—
Total distributions	(0.68)	(0.74)	(0.75)	(0.77)	(0.74)

Net asset value, end of year	$17.26	$16.74	$14.94	$15.87	$14.34
Total return[4]	7.28%	17.42%	(1.20)%	16.34%	0.35%

Net assets, end of year (millions)	$30	$30	$29	$34	$33

Ratios to average net assets:
Gross expenses	0.60%	0.62%	0.62%	0.64%	0.65%
Net expenses[5,6,7]	0.52	0.50	0.49	0.49	0.51
Net investment income	4.00	4.73	4.81	5.01	5.04

Portfolio turnover rate	10%	14%	43%	40%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to January 1, 2013, the expenses were limited to the total net annual operating expense ratio of Class A shares less the 12b-1 differential of 0.15%.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	45

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A1	2013	2012[2]	2011	2010	2009

Net asset value, beginning of year	$16.79	$14.99	$15.92	$14.39	$15.07

Income (loss) from operations:
Net investment income	0.66	0.72	0.73	0.75	0.73
Net realized and unrealized gain (loss)	0.52	1.80	(0.93)	1.53	(0.69)
Total income (loss) from operations	1.18	2.52	(0.20)	2.28	0.04

Less distributions from:
Net investment income	(0.66)	(0.72)	(0.73)	(0.75)	(0.72)
Net realized gains	—	—	(0.00) [3]	—	—
Total distributions	(0.66)	(0.72)	(0.73)	(0.75)	(0.72)

Net asset value, end of year	$17.31	$16.79	$14.99	$15.92	$14.39
Total return[4]	7.14%	17.21%	(1.32)%	16.13%	0.28%

Net assets, end of year (millions)	$3,687	$3,527	$3,581	$3,928	$3,129

Ratios to average net assets:
Gross expenses	0.65%	0.65%	0.64%	0.64%	0.66%
Net expenses[5]	0.65	0.65	0.64	0.64	0.66 [6,7]
Net investment income	3.87	4.59	4.66	4.86	4.91

Portfolio turnover rate	10%	14%	43%	40%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.67% of average net assets for Class A until July 1, 2008.

See Notes to Financial Statements.

46	Western Asset Managed Municipals Fund 2013 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B1	2013	2012[2]	2011	2010	2009

Net asset value, beginning of year	$16.79	$15.02	$15.93	$14.40	$15.09

Income (loss) from operations:
Net investment income	0.56	0.63	0.64	0.66	0.65
Net realized and unrealized gain (loss)	0.52	1.79	(0.93)	1.53	(0.69)
Proceeds from settlement of a regulatory matter	—	—	0.07	—	—
Total income (loss) from operations	1.08	2.42	(0.22)	2.19	(0.04)

Less distributions from:
Net investment income	(0.56)	(0.65)	(0.69)	(0.66)	(0.65)
Net realized gains	—	—	(0.00) [3]	—	—
Total distributions	(0.56)	(0.65)	(0.69)	(0.66)	(0.65)

Net asset value, end of year	$17.31	$16.79	$15.02	$15.93	$14.40
Total return[4]	6.52%	16.50%	(1.46)%[5]	15.47%	(0.32)%

Net assets, end of year (millions)	$54	$64	$76	$103	$121

Ratios to average net assets:
Gross expenses	1.23%	1.26%	1.23%	1.22%	1.21%
Net expenses[6]	1.23	1.26	1.23	1.22	1.20 [7,8]
Net investment income	3.30	3.98	4.06	4.30	4.35

Portfolio turnover rate	10%	14%	43%	40%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (1.92)%. Class B received $453,456 related to this distribution.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 1.18% of average net assets for Class B until July 1, 2008.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	47

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C1	2013	2012[2]	2011	2010	2009

Net asset value, beginning of year	$16.80	$15.00	$15.93	$14.40	$15.08

Income (loss) from operations:
Net investment income	0.57	0.63	0.64	0.66	0.64
Net realized and unrealized gain (loss)	0.51	1.80	(0.93)	1.53	(0.68)
Total income (loss) from operations	1.08	2.43	(0.29)	2.19	(0.04)

Less distributions from:
Net investment income	(0.56)	(0.63)	(0.64)	(0.66)	(0.64)
Net realized gains	—	—	(0.00) [3]	—	—
Total distributions	(0.56)	(0.63)	(0.64)	(0.66)	(0.64)

Net asset value, end of year	$17.32	$16.80	$15.00	$15.93	$14.40
Total return[4]	6.54%	16.55%	(1.88)%	15.49%	(0.27)%

Net assets, end of year (millions)	$1,050	$966	$908	$777	$466

Ratios to average net assets:
Gross expenses	1.21%	1.21%	1.20%	1.20%	1.21%
Net expenses[5]	1.21	1.21	1.20	1.20	1.21
Net investment income	3.31	4.02	4.10	4.28	4.38

Portfolio turnover rate	10%	14%	43%	40%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

48	Western Asset Managed Municipals Fund 2013 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2013	2012[2]	2011	2010	2009

Net asset value, beginning of year	$16.82	$15.01	$15.94	$14.41	$15.09

Income (loss) from operations:
Net investment income	0.68	0.74	0.76	0.77	0.75
Net realized and unrealized gain (loss)	0.52	1.81	(0.94)	1.53	(0.68)
Total income (loss) from operations	1.20	2.55	(0.18)	2.30	0.07

Less distributions from:
Net investment income	(0.68)	(0.74)	(0.75)	(0.77)	(0.75)
Net realized gains	—	—	(0.00) [3]	—	—
Total distributions	(0.68)	(0.74)	(0.75)	(0.77)	(0.75)

Net asset value, end of year	$17.34	$16.82	$15.01	$15.94	$14.41
Total return[4]	7.28%	17.42%	(1.19)%	16.30%	0.46%

Net assets, end of year (millions)	$992	$767	$624	$316	$167

Ratios to average net assets:
Gross expenses	0.51%	0.51%	0.49%	0.49%	0.49%
Net expenses[5]	0.51 [6,7]	0.51 [6]	0.49 [6]	0.49 [6]	0.49 [7,8]
Net investment income	4.00	4.70	4.81	4.99	5.13

Portfolio turnover rate	10%	14%	43%	40%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective March 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.50% of average net assets for Class I until July 1, 2008.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2013 Annual Report	49

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund (formerly Legg Mason Western Asset Managed Municipals Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

50	Western Asset Managed Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Managed Municipals Fund 2013 Annual Report	51

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$5,475,439,789	—	$5,475,439,789
Short-term investments†	—	236,305,000	—	236,305,000
Total investments	—	$5,711,744,789	—	$5,711,744,789
Other financial instruments:
Futures contracts		4,182,953	—	4,182,953
Total investments		$5,715,927,742		$5,715,927,742

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

52	Western Asset Managed Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$14,438,870	$(14,438,870)
(b)	$(645,682)	645,682	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Western Asset Managed Municipals Fund 2013 Annual Report	53

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A and did not exceed 0.60% for Class I shares. Prior to January 1, 2013, the ratio of expenses to average net assets of Class 1 shares did not exceed those of Class A shares less the 12b-1 differential of 0.15%. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended February 28, 2013, fees waived and/or expenses reimbursed amounted to $30,908.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption

54	Western Asset Managed Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2013, LMIS and its affiliates received sales charges of $679,577 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$34,780	$99,769	$67,386

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of February 28, 2013, the Fund had accrued $3,010 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$796,871,692
Sales	545,591,627

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$647,625,867
Gross unrealized depreciation	(8,845,392)
Net unrealized appreciation	$638,780,475

At February 28, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	1,553	3/13	$229,804,734	$225,621,781	$4,182,953

Western Asset Managed Municipals Fund 2013 Annual Report	55

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$4,182,953

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(16,154,937)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$4,182,953

During the year ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$171,609,767

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

56	Western Asset Managed Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

For the year ended February 28, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$39,977
Class A	$5,450,076	1,140,927
Class B	385,016	67,568
Class C	7,123,263	464,274
Class I	—	439,613
Total	$12,958,355	$2,152,359

For the year ended February 28, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$23,276
Class A	—
Class B	—
Class C	—
Class I	7,632
Total	$30,908

6. Distributions to shareholders by class

	Year Ended February 28, 2013	Year Ended February 29, 2012
Net Investment Income:
Class 1	$1,198,999	$1,395,767
Class A	140,168,713	161,063,966
Class B	1,944,577	2,872,152
Class C	33,483,081	36,394,521
Class I	35,662,062	30,964,093
Total	$212,457,432	$232,690,499

7. Shares of beneficial interest

At February 28, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Managed Municipals Fund 2013 Annual Report	57

Transactions in shares of each class were as follows:

	Year Ended February 28, 2013		Year Ended February 29, 2012
	Shares	Amount	Shares	Amount
Class 1
Shares sold	50	$848	—	—
Shares issued on reinvestment	70,297	1,198,773	88,683	$1,396,035
Shares repurchased	(164,121)	(2,800,279)	(232,716)	(3,660,505)
Net decrease	(93,774)	$(1,600,658)	(144,033)	$(2,264,470)

Class A
Shares sold	33,651,614	$574,966,031	32,924,078	$522,810,653
Shares issued on reinvestment	7,474,796	127,911,254	9,327,286	147,249,973
Shares repurchased	(38,112,290)	(651,922,940)	(71,164,640)	(1,125,088,655)
Net increase (decrease)	3,014,120	$50,954,345	(28,913,276)	$(455,028,029)

Class B
Shares sold	44,140	$754,104	186,748	$2,878,976
Shares issued on reinvestment	101,623	1,737,796	165,591	2,608,022
Shares repurchased	(861,197)	(14,711,088)	(1,565,800)	(24,521,652)
Net decrease	(715,434)	$(12,219,188)	(1,213,461)	$(19,034,654)

Class C
Shares sold	10,607,874	$181,496,212	9,128,444	$145,161,023
Shares issued on reinvestment	1,482,579	25,390,156	1,731,269	27,360,268
Shares repurchased	(8,948,402)	(153,318,772)	(13,890,967)	(217,982,306)
Net increase (decrease)	3,142,051	$53,567,596	(3,031,254)	$(45,461,015)

Class I
Shares sold	27,589,182	$473,288,981	19,602,313	$311,103,763
Shares issued on reinvestment	1,532,862	26,292,899	1,409,202	22,341,021
Shares repurchased	(17,494,322)	(300,776,982)	(16,995,952)	(266,490,691)
Net increase	11,627,722	$198,804,898	4,015,563	$66,954,093

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class 1	Class A	Class B	Class C	Class I
Daily 3/29/2013	$0.055828	$0.055539	$0.046520	$0.047281	$0.057536

58	Western Asset Managed Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal years ended February 28, 2013 and February 29, 2012 was as follows:

	2013	2012
Distributions Paid From:
Tax-exempt income	$212,172,642	$231,509,314
Ordinary income	284,790	1,181,185
Total distributions paid	$212,457,432	$232,690,499

As of February 28, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$2,088,377
Capital loss carryforward*	(117,187,412)
Other book/tax temporary differences(a)	(4,360,256)
Unrealized appreciation (depreciation)(b)	642,963,428
Total accumulated earnings (losses) — net	$523,504,137

*	During the taxable year ended February 28, 2013, the Fund utilized $6,463,261 of its capital loss carryforward available from prior years. As of February 28, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2014	$(33,168,998)
2/28/2018	(26,456,127)
2/28/2019	(57,562,287)
$(117,187,412)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a

Western Asset Managed Municipals Fund 2013 Annual Report	59

putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

60	Western Asset Managed Municipals Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund) (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed Municipals Fund as of February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2013

Western Asset Managed Municipals Fund	61

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

62	Western Asset Managed Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Western Asset Managed Municipals Fund	63

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general and insured municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2012 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as general and insured municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the

64	Western Asset Managed Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2014.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Managed Municipals Fund	65

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Managed Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

66	Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Western Asset Managed Municipals Fund	67

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of Independent Directors Council (since 2012)

68	Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	162
Other board memberships held by Trustee	None

Western Asset Managed Municipals Fund	69

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

70	Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Managed Municipals Fund	71

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

72	Western Asset Managed Municipals Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2013:

Record Date:	Daily	Daily	Daily	Daily	Daily
Payable Date:	3/30/2012	April 2012 through November 2012	12/31/2012	1/31/2013	2/28/2013
Tax-Exempt Interest	99.54%	100.00%	99.84%	100.00%	98.95%
Ordinary Income	0.46%*	—	0.16%*	—	1.05%*

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset

Managed Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Managed Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Managed Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02207 4/13 SR13-1887

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2012 and February 28, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $209,700 in 2012 and $165,200 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,500 in 2012 and $10,750 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Income Trust

Date: April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Income Trust

Date: April 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Income Trust

Date: April 25, 2013